CARETRUST REIT, INC.
AND CTR PARTNERSHIP, L.P.
INCENTIVE AWARD PLAN
BASIC LTIP UNIT AWARD GRANT NOTICE
(Time-Based)
CareTrust REIT, Inc., a Maryland corporation (the “Company”), and CTR Partnership, L.P., a Delaware limited partnership (the “Partnership”), pursuant to the CareTrust REIT, Inc. and CTR Partnership, L.P. Incentive Award Plan (as it may be amended, the “Plan”) and the Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P. (the “Partnership Agreement”), hereby grant to the holder listed below (the “Participant”) the number of Basic LTIP Units (each, a “Basic LTIP Unit” and, together, the “Basic LTIP Units”) set forth below. Each Basic LTIP Unit is a Partnership Unit of the Partnership that is intended to constitute a “profits interest” within the meaning of the Code. This Basic LTIP Unit award is subject to all of the terms and conditions set forth herein, in the Basic LTIP Unit Award Agreement attached hereto as Exhibit A (the “Agreement”), in the Plan and in the Partnership Agreement, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan or the Partnership Agreement shall have the same defined meanings in this Basic LTIP Unit Award Grant Notice (the “Grant Notice”) and the Agreement.

Participant:

Grant Date:

Total Number of Basic LTIP Units:

Vesting Commencement Date:

Vesting Schedule:
Termination: Except as otherwise set forth in any written Change in Control and Severance Agreement or Employment Agreement between the Participant and the Company, if the Participant experiences a Termination of Service prior to the applicable vesting date, all Basic LTIP Units that have not become vested on or prior to the date of such Termination of Service (after taking into consideration any vesting that may occur in connection with such Termination of Service pursuant to any such agreement) will thereupon be automatically forfeited by the Participant without payment of any consideration therefor.
By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Partnership Agreement, the Agreement and this Grant Notice. The Participant has reviewed the Agreement, the Partnership Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement, the Plan and the Partnership Agreement. The Participant hereby agrees to accept as
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binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Partnership Agreement, this Grant Notice or the Agreement.
In addition, by signing below, the Participant also agrees to the following:
(1)Partnership Agreement; Power of Attorney

a.The Participant hereby (i) agrees to be bound by the terms and provisions of the Partnership Agreement, including Article 11 thereof and the power of attorney set forth in Section 2.4 thereof and (ii) makes the representations and warranties set forth in Section 3.4 of the Partnership Agreement.

b.The Participant hereby (i) constitutes and appoints CareTrust GP, LLC, a Delaware limited liability company (the “General Partner”), with full power of substitution, as the Participant’s true and lawful attorney-in-fact to execute the Partnership Agreement, and (ii) grants to the General Partner full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the Participant might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact substitute, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

(2)Section 83(b) Election

The Participant will file an election under Section 83(b) of the Code with respect to the Basic LTIP Units within 30 days of the Grant Date, and will provide the Partnership with a copy of such Section 83(b) election promptly after the Participant files it with the Internal Revenue Service.

CARETRUST REIT, INC.	PARTICIPANT
By: _______________________________ [_______] [_______]	By:_________________________________ [_______] Grantee & Participant

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EXHIBIT A
TO
BASIC LTIP UNIT AWARD GRANT NOTICE
BASIC LTIP UNIT AWARD AGREEMENT
Pursuant to the Basic LTIP Unit Award Grant Notice (the “Grant Notice”) to which this Basic LTIP Unit Award Agreement (this “Agreement”) is attached, CareTrust REIT, Inc., a Maryland corporation (the “Company”), and CTR Partnership, L.P., a Delaware limited partnership (the “Partnership”), pursuant to the CareTrust REIT, Inc. and CTR Partnership, L.P. Incentive Award Plan (as it may be amended, the “Plan”) and the Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P. (the “Partnership Agreement”), hereby grants to the Participant identified in the Grant Notice (the “Participant”) an award of Basic LTIP Units (each, a “Basic LTIP Unit” and together, the “Basic LTIP Units”; and the award of Basic LTIP Units evidenced by this Agreement and the Grant Notice, this “Award”). Each Basic LTIP Unit is a Partnership Unit of the Partnership that is intended to constitute a “profits interest” within the meaning of the Code.
ARTICLE I.
GENERAL
1.1     Incorporation of Terms of Plan, Grant Notice and Partnership Agreement. This Award is subject to all of the terms and conditions set forth in this Agreement, in the Grant Notice, in the Plan, and in the Partnership Agreement, each of which is incorporated herein by reference. Capitalized terms not specifically defined in this Agreement shall have the meanings specified in the Grant Notice, the Plan, and the Partnership Agreement, as applicable. In the event of any inconsistency between the Plan or the Partnership Agreement and this Agreement, the terms of the Plan or the Partnership Agreement, as the case may be, shall control.
ARTICLE II.
AWARD OF BASIC LTIP UNITS
2.1     Award of Basic LTIP Units. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan, the Partnership Agreement and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company and the Partnership hereby grant to the Participant an award of Basic LTIP Units under the Plan and the Partnership Agreement in consideration of the Participant’s provision of services to or for the benefit of the Partnership and the Participant’s employment or services with the Company or its Affiliates and for other good and valuable consideration.
2.2     Nature of Basic LTIP Units and Admission to the Partnership. The Basic LTIP Units are interests in the Partnership; they are not Shares. The Partnership and the Participant acknowledge and agree that the Basic LTIP Units are being issued to the Participant for the performance of services to or for the benefit of the Partnership in the capacity as a Partner or in anticipation of the Participant becoming a Partner. If not an existing Partner, the Participant shall be admitted to the Partnership as an additional Limited Partner with respect to the Basic LTIP Units subject to satisfactory completion of the applicable requirements set forth in the Partnership Agreement. The Participant acknowledges that the Partnership may, from time to time, issue or cancel (or otherwise modify) other LTIP Units in accordance with the terms of the Partnership Agreement, and that such issuances or modifications may be dilutive to the Participant. The Basic LTIP Units have the rights, powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, exchange and conversion set forth herein, in the Plan and in the Partnership Agreement.
2.3    Forfeiture. Notwithstanding any contrary provision of this Agreement, and except as otherwise set forth in any written Change in Control and Severance Agreement or Employment Agreement between the Participant and the Company (an “Applicable Agreement”), upon the Participant’s Termination of Service for any or no reason, all Basic LTIP Units which have not vested prior to or in connection with such Termination of Service (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service pursuant to any such agreement) shall thereupon be forfeited immediately and without any further action by the Company, and the Participant’s rights in such Basic LTIP Units and such portion of this Award shall thereupon lapse and expire. Except as may otherwise be provided in an Applicable Agreement, the Participant will have no right to any proportionate vesting for employment or service between applicable vesting dates.
2.4     Vesting Schedule. Subject to Section 2.3 and the other provisions of this Agreement and the Plan, the Basic LTIP Units shall vest and become nonforfeitable with respect to the applicable portion thereof according to the vesting schedule set forth in the Grant Notice; provided that any fractional Partnership Unit that would otherwise vest on a particular vesting date shall be ignored but shall be carried forward and eligible to vest on any successive vesting date under this Award if, together with any other similar fractional Partnership Unit subject to this Award, sufficient to produce a whole Partnership Unit).
2.5    Right to Distributions. The right to distributions in respect of the Basic LTIP Units is set forth in the Partnership Agreement.

2.6     Covenants, Representations and Warranties. The Participant hereby represents, warrants, covenants, acknowledges and agrees on behalf of the Participant and his or her spouse, if applicable, that:

        (a)      The Participant is holding the Basic LTIP Units for the Participant’s own account, and not for the account of any other person or entity. The Participant is holding the Basic LTIP Units for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

        (b)    The Participant provides services to or for the benefit of the Partnership, and in such capacity has become personally familiar with the business of the Partnership.

        (c)    The Participant has had the opportunity to ask questions of, and to receive answers from, the Partnership with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Partnership.

        (d)    The Participant understands that the Basic LTIP Units have not been registered under the Securities Act, and the Basic LTIP Units cannot be transferred by the Participant unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Partnership has made no agreements, covenants or undertakings whatsoever to register the transfer of the Basic LTIP Units under the Securities Act. The Partnership has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act will be available.

        (e)    None of the Partnership’s securities are presently publicly traded, and the Partnership has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

(f)    Notwithstanding the general intent stated in Section 3.1(a) below, the Company and the Partnership have made no warranties or representations to the Participant with respect to the U.S. federal, state or other income or other tax consequences of the transactions contemplated by this Agreement (including, without limitation, with respect to the decision to make an election under Section 83(b) of the Code), and the Participant is in no manner relying on the Company, the Partnership or their representatives for an assessment of such tax consequences. The Participant hereby recognizes that the Internal Revenue Service has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the Basic LTIP Units for U.S. federal income tax purposes. If those proposed regulations or similar regulations become final or temporary regulations, the Participant hereby agrees to cooperate with the Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations. Participant hereby further recognizes that the U.S. Congress has considered and could enact legislation that would change the U.S. federal income tax consequences of acquiring, owning and disposing of the Basic LTIP Units. The Participant is advised to consult with his or her own tax advisor with respect to such tax consequences and his or her ownership of the Basic LTIP Units.
ARTICLE III.
OTHER PROVISIONS
3.1    Tax Matters; 83(b) Election.
        (a)    The Company and the Participant intend that (i) the Basic LTIP Units be treated as “profits interests” as defined in Internal Revenue Service Revenue Procedure 93-27, as clarified by Revenue Procedure 2001-43, (ii) the issuance of the Basic LTIP Units not be a taxable event to the Company or the Participant as provided in such revenue procedures, and (iii)

the Partnership Agreement, the Plan and this Agreement be interpreted consistently with such intent.
        (b)    The Participant shall make no contribution of capital to the Partnership in connection with the issuance of the Basic LTIP Units and, as a result, the Participant’s Capital Account balance in the Partnership immediately after his or her receipt of the Basic LTIP Units shall be equal to zero, unless the Participant was a Partner in the Partnership prior to such issuance, in which case the Participant’s Capital Account balance shall not be increased as a result of his or her receipt of the Basic LTIP Units.
        (c)    The Participant will, no later than the date as of which any amount related to the Basic LTIP Units first becomes includable in the Participant’s gross income for U.S. federal or state income tax purposes, pay to the Company, or make other arrangements satisfactory to the Company regarding payment of, any federal, state and local taxes of any kind required by law to be withheld with respect to such amount. For the avoidance of doubt, the Participant may satisfy such payment by permitting the Company or the Partnership to reduce the number of Basic LTIP Units by an amount sufficient to satisfy the minimum amount (and not any greater amount) required to be withheld for tax purposes. The obligations of the Company and the Partnership under this Agreement will be conditional on such payment or arrangements, and the Company and the Partnership, and, where applicable, their Subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. In addition, the Participant will indemnify and hold harmless the Company, the Partnership and any Subsidiary against any withholding or other similar taxes of any kind imposed upon the Company, the Partnership or any Subsidiary with respect to the Basic LTIP Units.
(d)    The Participant covenants to make a timely election under Section 83(b) of the Code with respect to the Basic LTIP Units. In connection with such election, the Participant shall promptly provide a copy of such election to the Partnership. A form of election under Section 83(b) of the Code is attached hereto as Appendix A. The Participant may use the form attached hereto as Appendix A or the form made available by the Internal Revenue Service. The Participant represents that the Participant has consulted any tax advisor(s) that the Participant deems advisable in connection with the filing of an election under Section 83(b) of the Code and similar state tax provisions. The Participant acknowledges that it is the Participant’s sole responsibility and not the Company’s or the Partnership’s to timely file an election under Section 83(b) of the Code (and any comparable state election), even if the Participant requests that the Company, the Partnership or any representative thereof make such filing on the Participant’s behalf. The Participant should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence.
3.2     Restrictions on Transfer. The Basic LTIP Units, and any Partnership Units or other securities into which such Basic LTIP Units convert or for which such Basic LTIP Units are exchanged, are subject to the restrictions on transfer set forth in the Plan and the Partnership Agreement. During the lifetime of the Participant, the Basic LTIP Units may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or as otherwise provided in the Plan or the Partnership Agreement. Notwithstanding any other provision of this Agreement, the Plan or the Partnership Agreement, without the consent of the Administrator or the Board (which it may give or withhold in its sole discretion), the Participant (and any successor in interest to Participant) shall not, directly or indirectly, transfer the Basic LTIP Units (whether vested or unvested, and including any Partnership Units or other securities into which such Basic LTIP Units convert or for which such Basic LTIP Units are exchanged), including by means of a redemption or exchange under the Partnership Agreement, until the expiration of the two (2) year period following the Grant Date set forth above, other than by will or the laws of descent and distribution.
3.3     Not a Contract of Employment or Service. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Participant.
3.4     Headings and Titles. Headings and titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
3.5     Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
3.6     Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, as well as all applicable state securities laws and regulations, and the Participant shall, if required by the Company, make such written representations as are deemed necessary or appropriate by the Company and/or its counsel. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Basic LTIP Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
3.7     Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Basic LTIP Units in any material way without the prior written consent of the Participant.
3.8     Notices. Any notice to be given under the terms of this Agreement to the Company or the Partnership shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.
3.9     Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in this Agreement, the Plan and the Partnership Agreement, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.
3.10     No Rights of Stockholder. The Basic LTIP Units are interests in the Partnership; they are not Shares. The Participant shall not have any of the rights of a stockholder with respect to the Basic LTIP Units.
3.11    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Basic LTIP Units (and any Shares, units or other securities into which the Basic LTIP Units are exchanged, converted or redeemed) and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
3.12    Entire Agreement. The Plan, the Partnership Agreement, the Grant Notice and this Agreement (including all Exhibits and Appendices thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.
3.13     Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets.
3.14     Clawback Policy. The Basic LTIP Units are subject to the terms of the Company’s compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Basic LTIP Units or any Shares or other cash or property received with respect to the Basic LTIP Units (including any value received from a disposition of any such Basic LTIP Units or Shares received with respect to the Basic LTIP Units). The Participant hereby agrees to promptly repay to the Corporation any amounts that are required to be repaid pursuant to such policy.
3.15     Counterparts; Electronic Signature. This Agreement may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and (if more than one party is required to sign such document) will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs this Agreement using electronic signature technology, by clicking “sign,” “accept,” or similar acknowledgement of acceptance, such party is signing this Agreement electronically, and electronic signatures appearing on this Agreement (or entered as to this Agreement using electronic signature technology) shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

Appendix A

ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE
The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the taxable year in which the property was transferred the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, if any, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):
1.    The name, taxpayer identification number and address of the undersigned, and the taxable year for which this election is being made, are:
TAXPAYER’S NAME:

TAXPAYER’S SOCIAL SECURITY NUMBER:
ADDRESS:
TAXABLE YEAR:
2.    The property which is the subject of this election is [NUMBER OF UNITS] Basic LTIP Units (the “Units”) of CTR Partnership, L.P., a Delaware limited partnership (the “Company”), representing an interest in the future profits, losses and distributions of the Company.
3.    The date on which the above property was transferred to the undersigned was [ ], 202[ ].
4.    The above property is subject to the following restrictions: The Units are subject to forfeiture to the extent unvested upon a termination of service with the Company under certain circumstances. These restrictions lapse upon the satisfaction of certain conditions as set forth in an agreement between the taxpayer and the Company. In addition, the Units are subject to certain transfer restrictions pursuant to such agreement and the Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P., as amended (or amended and restated) from time to time.
5.    The fair market value of the above property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in § 1.83-3(h) of the Income Tax Regulations) was $0.
6.    The amount paid for the above property by the undersigned was $0.
7.    The amount to include in gross income is $0.
The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of this election will be furnished to the person for whom the services were performed. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: _________________	____________________________________ [Name]